      EXHIBIT INDEX

Exhibit No.                 Description          Page
----------     --------------------------------------     --------------

10(g)     Certificate stating that a copy of the     Filed Herewith
report for the previous quarter has
     been filed with interested state
     commissions.

Financial
Statement
No.                 Description          Page
---------     -------------------------------------     --------------

1-A     New England Electric System     Filed Herewith
     Consolidated Income Statements for the
quarter and nine months ended
     September 30, 1999

1-B     New England Electric System Consolidated     Filed Herewith
     Balance Sheet as of September 30, 1999

2-A     New England Energy, Inc. Income Statements     Filed Herewith
     for the quarter and nine months ended
     September 30, 1999

2-B     New England Energy, Inc. Balance     Filed Herewith
     Sheet as of September 30, 1999

3-A     Granite State Energy, Inc. Income     Filed Herewith
     Statements for the quarter and nine
     months ended September 30, 1999

3-B     Granite State Energy, Inc. Balance     Filed Herewith
     Sheet as of September 30, 1999

4-A     New England Water Heater Co., Inc.      Filed Herewith
     Income Statements for the quarter-to-
date and year-to-date periods ended
     September 19, 1999

4-B     New England Water Heater Co., Inc.     Filed Herewith
     Balance Sheet as of September 30, 1999

5-ATexas Liquids, L.L.C. Income     Filed Herewith
     Statements for the quarter and nine
     months ended September 30, 1999

5-BTexas Liquids, L.L.C. Balance     Filed Herewith
     Sheet as of September 30, 1999

6-AAEDR Fuels, L.L.C. Income Statements     Filed Herewith
     for the quarter and nine months ended
     September 30, 1999

6-B     AEDR Fuels, L.L.C. Balance Sheet as of     Filed Herewith
     September 30, 1999

7-A     AllEnergy Marketing Company, L.L.C.     Filed Herewith
     Consolidated Income Statements for
     the quarter and nine months ended
     September 30, 1999

7-B     AllEnergy Marketing Company, L.L.C.     Filed Herewith
     Consolidated Balance Sheet as of
     September 30, 1999

8-A     Texas-Ohio Gas, Inc. Income Statements      Filed Herewith
     for the quarter and nine months ended
     September 30, 1999

8-B     Texas-Ohio Gas, Inc. Balance Sheet as     Filed Herewith
     of September 30, 1999

9-A     NEXUS Energy Software, Inc. Income     Filed Herewith
     Statements for the quarter and nine
     months ended September 30, 1999

9-B     NEXUS Energy Software, Inc. Balance     Filed Herewith
     Sheet as of September 30, 1999


Note

(1)     Financial Statements for Separation Technologies, Inc.
     and Weatherwise USA L.L.C. are not available as of the filing date.